UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GLOBAL NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

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See the reverse side of this notice to obtain proxy materials and voting instructions. E58766-P18707 GLOBAL NET LEASE, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 15, 2019. GLOBAL NET LEASE, INC. 405 PARK AVE., 3RD FLOOR NEW YORK, NY 10022 Meeting Information Meeting Type: Annual Meeting For holders as of: February 27, 2019 Date: April 15, 2019 Time: 1:00 p.m., local time Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/GNL, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. The Core Club 66 E. 55th Street New York, New York 10022

E58767-P18707 How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com/GNL, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/GNL 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Go to www.proxyvote.com/GNL or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Telephone: You can vote by phone by following the instructions provided at www.proxyvote.com/GNL or by requesting a paper copy of the materials and following the instructions provided in the materials. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. SCAN TO VIEW MATERIALS & VOTE w × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 1, 2019 to facilitate timely delivery. NOTICE AND PROXY STATEMENT (INCLUDING FORM OF PROXY CARD) FORM 10-K

Voting Items 1a. Lee M. Elman 1b. P. Sue Perrotty 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees for Class II Directors: E58768-P18707

E58769-P18707